SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003

CAPITAL AUTOMOTIVE REIT
(Exact name of registrant as specified in its charter)

Maryland	000-23733	54-1870224
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

8270 Greensboro Drive, Suite 950
McLean, Virginia 22102
(703) 288-3075
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

*99.1 Press Release, dated April 22, 2003, of Capital Automotive REIT.

Item 9. Regulation FD Disclosure (Information provided under Item 12-Results of Operations and Financial Condition).

     The following information is being provided under Item 12–Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8216. The information contained in “Capital Automotive REIT Unaudited Supplemental Financial Data” attached to the press release filed as an exhibit hereto shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”). No other portion of this item shall be deemed “filed” for purposes of Section 18 of the Exchange Act.

     On April 22, 2003, Capital Automotive REIT issued a press release to report its financial results for the quarter ended March 31, 2003. The release is furnished as Exhibit 99.1 hereto.

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL AUTOMOTIVE REIT

By:	/s/ Thomas D. Eckert

Name:	Thomas D. Eckert
Title:	President and Chief Executive Officer

Date: April 22, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 22, 2003, of Capital Automotive REIT.